BURNHAM INVESTORS TRUST

Supplement dated October 16, 2012 to
the Prospectus and Statement of Additional Information dated May 1, 2012

The Prospectus and Statement of Additional Information (“SAI”) of Burnham Investors Trust dated May 1, 2012 are hereby supplemented with the following information:

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and SAI.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or SAI.

On October 11, 2012, Burnham Financial Group Inc. (“Burnham Financial”), the parent company of Burnham Asset Management (“BAM” or the “Adviser”), executed a definitive agreement to sell a majority equity interest in Burnham Financial to a newly formed company, Burnham Financial Group LLC (the “Transaction”).  The closing of the Transaction will be subject to certain approvals and other conditions.  There can be no assurance that the Transaction described above will be consummated as contemplated.

Because completion of the Transaction will cause the investment advisory contracts between the Burnham Investors Trust (the “Trust”), on behalf of its funds, and BAM and the subadvisory contracts between BAM and Mendon Capital Advisors Corp. (“Mendon”) to terminate automatically in accordance with the Investment Company Act of 1940, the Board of Trustees of the Trust has approved new investment advisory and subadvisory contracts which (except as noted in the next sentence) will be submitted for approval by shareholders of each portfolio at a shareholder meeting later this year.  The Mendon sub-advisory agreement with respect to the Burnham Financial Industries Fund is not required to be submitted for approval of that Fund’s shareholders since the Fund operates under a manager of managers order.  Proxy solicitation materials related to this meeting, which will provide additional information regarding the Transaction, are expected to be mailed to shareholders later this year.

Call Burnham Investors Trust at 1-800-462-2392 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE.